UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2025

THE HARTFORD INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
The Hartford Insurance Group, Inc.
One Hartford Plaza, Hartford, Connecticut 06155
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HIG	The New York Stock Exchange
6.10% Notes due October 1, 2041	HIG 41	The New York Stock Exchange
Depositary Shares, Each Representing a 1/1,000th Interest in a Share of 6.000% Non-Cumulative Preferred Stock, Series G, par value $0.01 per share	HIG PR G	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of shareholders on May 21, 2025. Shareholders voted as follows on the matters presented for a vote:

1.The nominees for election to the Company’s Board of Directors were elected to hold office until the 2026 annual meeting of shareholders and until their successors are duly elected and qualified, based upon the following votes:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
LARRY DE SHON	243,393,063	559,940	197,818	17,834,186
CARLOS DOMINGUEZ	242,375,801	1,454,686	320,334	17,834,186
TREVOR FETTER	232,988,370	10,963,132	199,319	17,834,186
DONNA JAMES	241,876,758	1,958,739	315,324	17,834,186
ANNETTE RIPPERT	243,598,293	350,604	201,924	17,834,186
TERESA ROSEBOROUGH	235,312,529	8,640,671	197,621	17,834,186
VIRGINIA RUESTERHOLZ	235,055,729	8,748,240	346,852	17,834,186
CHRISTOPHER SWIFT	220,675,656	22,472,458	1,002,707	17,834,186
MATTHEW WINTER	236,425,872	7,520,979	203,970	17,834,186
KATHLEEN WINTERS	243,658,912	298,946	192,963	17,834,186

2.The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
242,027,465	19,835,723	121,819	—

3.The proposal to consider and approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
223,868,492	18,360,188	1,922,141	17,834,186

4.The proposal to consider and approve the Company’s 2025 Long Term Incentive Stock Plan was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
229,157,990	14,346,341	646,490	17,834,186

5.The shareholder proposal that the Company adopt special meeting rights for shareholders at 10% was not approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
97,917,678	145,729,577	503,566	17,834,186

Item 9.01     Financial Statements and Exhibits

Exhibit No.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

May 22, 2025	By:	/s/ Terence Shields
Name: Terence Shields
Title: Senior Vice President & Corporate Secretary